UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 8, 2005
Date of Report (Date of earliest event reported)
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32423 (Commission File Number)	02-0733940 (I.R.S. Employer Identification No.)
406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-10.1: AMENDMENT TO STOCKHOLDER AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
On December 8, 2005, Alpha Natural Resources, Inc. (“Alpha”) entered into a letter agreement (the “Stockholder Agreement Amendment”) with the AMCI Parties and the FRC Parties that amends the terms of that certain Amended and Restated Stockholder Agreement dated as of October 26, 2005 by and among Alpha, the FRC Parties named therein, the AMCI Parties named therein, Madison Capital Funding LLC and the other stockholders named therein (the “Stockholder Agreement”), to provide for a specified allocation of shares of Alpha’s common stock to be included for registration in Alpha’s registration statement on Form S-1 (file No. 333-129030) (the “Secondary Offering”). The Stockholder Agreement Amendment also modifies the demand registration rights applicable to the AMCI Parties under the Stockholder Agreement such that, so long as the AMCI Parties are permitted by the underwriters to sell at least 3.0 million shares in the Secondary Offering, the AMCI Parties will be permitted to make a demand registration commencing three months after completion of the Secondary Offering, but the total number of demand registrations permitted to be made by the AMCI Parties will be reduced from two to one.
As of the date of this report, the FRC Parties beneficially own approximately 21.73% of Alpha’s outstanding common stock and the AMCI Parties beneficially own approximately 17.62% of Alpha’s outstanding common stock. William E. Macaulay and Alex T. Krueger, members of Alpha’s board of directors, are affiliated with the FRC Parties and Hans J. Mende and Fritz R. Kundrun, members of Alpha’s board of directors, are affiliated with the AMCI Parties. Michael J. Quillen, Kevin S. Crutchfield, D. Scott Kroh, David C. Stuebe, Michael D. Brown, and Vaughn R. Groves are executive officers of Alpha who are also parties to the Stockholder Agreement. The preceding summary of the Stockholder Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Stockholder Agreement Amendment, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On December 9, 2005, Alpha issued a press release updating its outlook for 2005 as well as discussing its outlook for 2006, based on recent developments.
The information included in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished by Alpha pursuant to Item 7.01 “Regulation FD Disclosure.” In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of Alpha’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit 10.1	Amendment to Stockholder Agreement dated December 8, 2005

Exhibit 99.1	Alpha Natural Resources, Inc. Press Release, dated December 9, 2005

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
December 9, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit 10.1	Amendment to Stockholder Agreement dated December 8, 2005

Exhibit 99.1	Alpha Natural Resources, Inc. Press Release, dated December 9, 2005